SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of July 31, 1998, by and between COLUMBIA SPORTSWEAR COMPANY, an Oregon corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

     WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of July 31, 1997, as amended from time to time ("Credit Agreement").

     WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

     1.  The definition of "Available Credit" is amended to read as follows:

         ""Available Credit" means, at any time, the amount by which the aggregate of the outstanding principal amount of the Loans at such time is less than (a) $90,000,000.00 during the period of August 1, 1998, through December 15, 1998, and
         (b) $50,000,000.00 at all other times from the date of this Agreement through the Maturity Date."

     2.  The definition of "Maturity Date" is amended to read as follows:

         ""Maturity Date" means June 30, 1999."

     3.  The first sentence of Section 2.1(a) is amended to read as follows:

               "(a) On the terms and subject to the conditions contained in this Agreement, Bank agrees to make loans (each a "Loan") to Borrower from time to time until the Maturity Date in an aggregate amount not to exceed at any time outstanding (i) $90,000,000.00

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         during the period of August 1, 1998 through December 15,
         1998, and (ii) $50,000,000.00 at all other times from the date of this Agreement through the Maturity Date."

     4. The Note, a form of which is attached to the Credit Agreement as Exhibit A, shall be amended, replaced and superseded by a promissory note in the form of Exhibit A hereto, which note Borrower shall execute contemporaneously with the execution of this Amendment.

     5.  The following is added to the Credit Agreement as a new Section 5.19:

              "SECTION 5.19. YEAR 2000. Borrower shall perform all acts reasonably necessary to ensure that Borrower and Borrower's Subsidiaries become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used herein, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms hereof as Bank may from time to time reasonably request."

     6. The dollar number "$10,000,000.00" in Section 6.6(c) is amended to read "$15,000,000.00 ".

     7. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

     8. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as

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defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                       WELLS FARGO BANK,
COLUMBIA SPORTSWEAR COMPANY              NATIONAL ASSOCIATION



By:  TIMOTHY P. BOYLE                  By:  JAMES L. FRANZEN
     ----------------------                 ----------------------
                                            James L. Franzen
Title:  President                           Vice President
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